SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2006
LIGAND PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
000-20720
(Commission File Number)
10275 Science Center Drive,
San Diego, California
(Address of principal executive offices)
(858) 550-7500
(Registrant’s telephone number, including area code)
77-0160744
(I.R.S. Employer Identification No.)
92121-1117
(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition
Item 9.01 Financial Statements And Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02 Disclosure of Results of Operations and Financial Condition
Item 9.01 Financial Statements And Exhibits
SIGNATURES
EXHIBIT 99.1
Item 2.02 Disclosure of Results of Operations and Financial Condition
     On May 15, 2006, the registrant reported its financial results for its first quarter ended March 31, 2006. A copy of the press release issued by the registrant on May 15, 2006 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated May 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date : May 15, 2006	By: Name:	/s/ Warner Broaddus Warner Broaddus
	Title:	Vice President, General Counsel & Secretary